                                                                  EXHIBIT 10.1


                                                      As Amended March 4, 1998



                             1996 STOCK OPTION PLAN
                                       OF
                    CENTRAL FINANCIAL ACCEPTANCE CORPORATION

      1. Purpose. The purpose of this Stock Option Plan is to advance the interests of the Corporation by encouraging and enabling the acquisition of a larger personal proprietary interest in the Corporation by key employees and directors of, and consultants to, the Corporation, its Parent and its Subsidiaries upon whose judgment and keen interest the Corporation is largely dependent for the successful conduct of its operations and by providing such key employees, directors and consultants with incentives to put forth maximum efforts for the success of the Corporation's business. It is anticipated that the acquisition of such proprietary interest in the Corporation and such incentives will stimulate the efforts of such key employees, directors and consultants on behalf of the Corporation, its Parent and Subsidiaries of the Corporation and strengthen their desire to remain with the Corporation, its Parent and Subsidiaries of the Corporation. It is also expected that such incentives and the opportunity to acquire such a proprietary interest will enable the Corporation, its Parent and its Subsidiaries to attract desirable personnel.

      2. Definitions. When used in this Plan, unless the context otherwise requires:

                  (a) "Board of Directors" or "Board" shall mean the Board of Directors of the Corporation, as constituted at any time.

                  (b) "Chairman of the Board" shall mean the person who at the time shall be Chairman of the Board of Directors.

                  (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (d) "Committee" shall mean the committee or committees hereinafter described in Section 3, or if no committee exists, the Board of Directors.

                  (e) "Consummation Date" shall mean the date of the consummation of the Corporation's initial public offering.

                  (f) "Corporation" shall mean Central Financial Acceptance Corporation, a Delaware corporation.

                  (g) "Eligible Persons" shall mean those persons described in
      Section 4 who are potential recipients of Options.

                  (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (i) "Fair Market Value" on a specified date shall mean the average of the high and low sales prices at which a Share is traded on the stock exchange, if any, on which Shares are primarily traded or, if the Shares are not then traded on a stock exchange, the average of the high and low sales prices of a Share as reported on the Nasdaq Stock Market's National Market or, if the Shares are not then traded on the Nasdaq Stock Market's National Market, the average of the high and low sales prices at which a Share is traded on the over-the-counter market, but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or, if none of the above are applicable, the value of a Share as established by the Committee for such date using any reasonable method of valuation.

                  (j) "Initial Public Offering Price" shall mean the price per Share at which Shares are offered to the public in the Corporation's initial public offering as set forth on the cover page of the prospectus relating thereto.

                  (k) "Options" shall mean the stock options granted pursuant to this Plan.

                  (l) "Parent" shall mean a corporation (other than the Corporation) owning 50% or more of stock having general voting power of the Corporation.

                  (m) "Plan" shall mean this 1996 Stock Option Plan of Central Financial Acceptance Corporation, as adopted by the Board of Directors on June 24, 1996, and approved by the sole stockholder on June 24, 1996, as such Plan from time to time may be amended.

                  (n) "President" shall mean the person who at the time shall be the President of the Corporation.

                  (o) "Share" shall mean a share of common stock, $.01 par value per share of the Corporation.

                  (p) "Subsidiary" shall mean (A)(i) any corporation, 50% or more of whose stock having general voting power is owned by the Corporation, or by another Subsidiary, as herein defined, of the Corporation, or (ii) any other person (other than a corporation) in which the Corporation, one or more Subsidiaries or the Corporation and one or more Subsidiaries, directly or indirectly has at least majority ownership interest and either directly or indirectly has the power to direct the policies, management and affairs thereof, and (B) that, in accordance with generally accepted accounting principles, the accounts of which would be included on a consolidated basis in the Corporation's financial statements.

      3. Administration. The Plan shall be administered by the Board of Directors or one or more Committee(s) appointed by the Board of Directors. If no persons are designated by the Board of Directors to serve on the Committee, the Plan shall be administered by the Board and all references herein to the Committee (other than in this Section 3) shall refer to the Board of Directors. The Board of Directors shall have the discretion to appoint, add, remove or replace members of the Committee, and shall have the sole authority to fill vacancies on the Committee. Unless otherwise provided by the Board of Directors:
(i) with respect to any grant of Options for which it is necessary and desired for such grant of Options to be exempted by Rule 16b-3 of the Exchange Act, the

Committee shall consist of two or more directors, each of whom is a "non-employee director" (as such term is defined in Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time), (ii) with respect to any grant of Options that is intended to qualify as "performance based compensation" under Section 162(m) of the Code, the Committee shall consist of two or more directors, each of whom is an "outside director" (as such term is defined under Section 162(m) of the Code), and (iii) with respect to any other grant of Options, the Committee shall consist of one or more directors (any of whom also may be an Eligible Person who has been granted or is eligible to be granted Options under the Plan).

      4. Participants. All key employees of, and consultants to, the Corporation, the Parent or a Subsidiary of the Corporation, as determined by the Committee, shall be eligible to receive Options under the Plan. The parties to whom Options are granted under this Plan, and the number of Shares subject to each such Option, shall be determined by the Committee in its sole discretion, subject, however, to the terms and conditions of this Plan. Employees to whom Options may be granted include key employees who are also directors of the Corporation, the Parent or a Subsidiary. Each director of the Corporation who is not also an employee of the Corporation, and/or its Parent and/or Subsidiaries of the Corporation (hereinafter referred to as a "Non-Employee Director") shall be eligible to receive Options in accordance with the provisions of Section 14 hereof.

      5. Shares. Subject to the provisions of Section 15 hereof, the Committee may grant Options with respect to an aggregate of up to 700,000 Shares, all of which Shares may be either Shares held in treasury or authorized but unissued Shares. The maximum number of Shares which may be the subject of Options granted to any individual during the duration of the Plan shall not exceed 350,000 Shares. If the Shares that would be issued or transferred pursuant to any Option are not issued or transferred and cease to be issuable or transferable for any reason, the number of Shares subject to such Option will no longer be charged against the limitation provided for herein and may again be made subject to Options; provided, that the counting of Shares subject to Options granted under the Plan against the number of Shares available for further Options shall in all cases conform to the requirements of Rule 16b-3 under the Exchange Act; and provided, further, that with respect to any Option granted to any Eligible Person who is a "covered employee" as defined in Section 162(m) of the Code and the regulations promulgated thereunder that is canceled or repriced, the number of Shares subject to such Option shall continue to count against the maximum number of Shares which may be the subject of Options granted to such Eligible Person and such maximum number of Shares shall be determined in accordance with
Section 162(m) of the Code and the regulations promulgated.

      6. Grant of Options. The number of any Options to be granted to any Eligible Person shall be determined by the Committee in its sole discretion. At the time an Option is granted, the Committee may, in its sole discretion, designate whether such Option (a) is to be considered as an incentive stock option within the meaning of Section 422 of the Code, or (b) is not to be treated as an incentive stock option for purposes of this Plan and the Code. No Option which is intended to qualify as an incentive stock option shall be granted under this Plan to any individual who, at the time of such grant, is not an employee of the Corporation, the Parent, or a Subsidiary of the Corporation.

      Notwithstanding any other provision of this Plan to the contrary, to the extent that the aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which Options which are designated as (or deemed to be) incentive stock options granted to an employee (and any incentive stock options granted to such employee under any other incentive stock option plan maintained by the Corporation, the Parent or any Subsidiary of the Corporation that meets the requirements of Section 422 of the Code) first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as Options which are not incentive stock options. Options with respect to which no designation is made by the Committee shall be deemed to be incentive stock options to the extent that the $100,000 limitation described in the preceding sentence is met. This paragraph shall be applied by taking Options into account in the order in which they are granted.

      Nothing herein contained shall be construed to prohibit the issuance of Options at different times to the same person.

      The form of an Option shall be determined from time to time by the Committee in its sole discretion. A certificate of Option signed by the Chairman of the Board or the President or a Vice President of the Corporation, attested by the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary of the Corporation, shall be issued to each person to whom an Option is granted. The certificate of Option for an Option shall be legended to indicate whether or not the Option is an incentive stock option.

      7. Purchase Price. The purchase price per Share for the Shares purchased pursuant to the exercise of an Option shall be fixed by the Committee at the time of grant of the Option; provided, however, that the purchase price per Share for the Shares to be purchased pursuant to the exercise of an incentive stock option shall not in any event be less than 100% of the Fair Market Value of a Share on the date of grant of the Option.

      8. Duration of Options. The duration of each Option shall be determined by the Committee in its sole discretion at the time of grant; provided, however, that the duration of any Option shall not be more than ten years from the date upon which the Option is granted.

      9. Ten Percent Stockholders. Notwithstanding any other provision of this Plan to the contrary, no Option which is intended to qualify as an incentive stock option may be granted under this Plan to any employee who, at the time the Option is granted, owns Shares possessing more than 10 percent of the total combined voting power or value of all classes of stock of the Corporation, unless the exercise price under such Option is at least 110% of the Fair Market Value of a Share on the date such Option is granted and the duration of such Option is no more than five years.

      10. Exercise of Options. Except as otherwise provided herein, Options, after the grant thereof, shall be exercisable by the holder at such rate, times and subject to such conditions as may be fixed by the Committee, in it sole discretion, at the time of grant. Notwithstanding the foregoing, all or any part of any remaining unexercised Options granted to any person may be exercised upon the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration.

      An Option shall be exercised by the delivery of a written notice duly signed by the holder thereof to such effect ("Exercise Notice"), together with the Option certificate and the full purchase price of the Shares purchased pursuant to the exercise of the Option, to the Chairman of the Board or an officer of the Corporation appointed by the Chairman of the Board for the purpose of receiving the same. Payment of the full purchase price shall be made as follows: in cash or by check payable to the order of the Corporation; by delivery to the Corporation of Shares which shall be valued at their Fair Market Value on the date of exercise of the Option; by delivery, concurrently with such exercise and in accordance with applicable law and regulations, of irrevocable instructions to a broker promptly to deliver to the Corporation a specified dollar amount of the proceeds of a sale of or a loan secured by purchased Shares issuable on exercise of the Option; by a combination of the methods of payment previously described; or by such other method of payment as the Committee in its sole discretion may permit.

      Within a reasonable time after the exercise of an Option, the Corporation shall cause to be delivered to the person entitled thereto, a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Corporation shall also cause to be delivered to the person entitled thereto a new Option certificate in replacement of the certificate surrendered at the time of the exercise of the Option, indicating the number of Shares with respect to which the Option remains available for exercise, or the original Option certificate shall be endorsed to give effect to the partial exercise thereof.

      Notwithstanding any other provision of the Plan or of any Option, no Option granted pursuant to the Plan may be exercised at any time when the Option or the granting or exercise thereof violates any law or governmental order or regulation.

      11. Consideration for Options. The Corporation shall obtain such consideration for the grant of an Option as the Committee in its sole discretion may determine.

      12. Nontransferability of Options. Options and all other rights thereunder shall be nontransferable or non-assignable by the holder thereof except to the extent that the estate of a deceased holder of an Option may be permitted to exercise them. Options may be exercised or surrendered during the holder's lifetime only by the holder thereof.

      13. Termination of Employment or Service. All or any part of any Option, to the extent unexercised, shall terminate immediately, upon the cessation or termination for any reason of the holder's employment by, or service with, the Corporation, the Parent or any Subsidiary of the Corporation, except that the holder shall have until the end of the thirtieth day following the cessation of his employment or service with the Corporation, the Parent or Subsidiaries of the Corporation, and no longer, to exercise any unexercised Option to the extent he could have exercised such Option on the day on which such employment or service terminated; provided, that such exercise must be accomplished prior to the expiration of the term of such Option. Notwithstanding the foregoing, except as otherwise determined by the Committee in its sole discretion, if the cessation of employment or service is due to retirement on or after attaining the age of sixty-five (65) years, or to disability (to an extent and in a manner as shall be determined in each case by the Committee in its sole discretion) or to death, the holder or the representative of the estate of a deceased holder shall have the privilege of exercising any unexercised Option to the extent he could have exercised such Option on the day of such retirement, or of such disability or death; provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option and (a) within three months of the holder's retirement or (b) within one year of the holder's disability or death, as the case may be. If the employment or service of any holder of an Option with the Corporation, the Parent or Subsidiary of the Corporation shall be terminated for cause, the existence of which shall be determined by the Committee in its sole discretion (which determination by the Committee shall be conclusive) all unexercised Options of such holder shall terminate immediately upon such termination of the holder's employment or service with the Corporation, the Parent and all Subsidiaries of the Corporation, and a holder of Options whose employment or service with the Corporation, the Parent and any Subsidiaries of the Corporation is so terminated, shall have no right after such termination to exercise any unexercised Option he might have exercised prior to the termination of his employment or service with the Corporation, the Parent and Subsidiaries of the Corporation.

      14. Grants of Options to Non-Employee Directors. Each Non-Employee Director who is serving on the Board of Directors as of the Consummation Date shall be granted an Option to purchase 7,000 Shares on the Consummation Date at the Initial Public Offering Price. Thereafter, commencing on January 1, 1997, each Non-Employee Director shall be eligible to be granted Options to purchase no more than 7,000 Shares in any calendar year at a purchase price per share equal to the Fair Market Value of a Share on the date of grant. The Non-Employee Directors to whom Options are granted under this Plan, and the number of Shares subject to each such Option (up to a maximum of 7,000 Shares in any calendar year) shall be determined by the Committee in its sole discretion. Each Option granted pursuant to this Section 14 shall have a duration of ten years from the date of grant and shall become exercisable cumulatively as to 20% of the Shares on the date of grant and on each of the first, second, third and fourth anniversaries of the date of grant. Notwithstanding the foregoing, all or any part of any remaining unexercised Options granted pursuant to this Section 14 also may be exercised upon the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration. Any Option granted pursuant to this Section 14, to the extent unexercised, shall terminate immediately upon the holder's ceasing to serve as a member of the Board, except that the holder shall have until the end of the thirtieth day following the cessation of such service to exercise any unexercised Option to the extent he could have exercised such Option on the day on which such service terminated; provided that such exercise must be accomplished prior to the expiration of the term of such Option. Notwithstanding the foregoing, except as otherwise determined by the Committee in its sole discretion, if the cessation of service as a director is due to retirement on or after attaining the age of 65 years, or to disability (to the extent and in a manner as shall be determined in each case by the Committee in its sole discretion) or to death, the holder or the representative of the estate of a deceased shareholder shall have the privilege of exercising any unexercised Option to the extent he could have exercised such Option on the day of such retirement, or of such disability or death; provided, however, that such exercise must be accomplished prior to the expiration of the term of the Option and (a) within three months of the holder's retirement or (b) within one year of the holder's disability or death, as the case may be. Notwithstanding the preceding, if the service of any holder of an Option granted pursuant to this Section 14 shall be terminated for cause, the existence of which shall be determined by the Committee in its sole discretion (which determination by the Committee shall be conclusive), then all such unexercised Options of the holder shall terminate immediately upon such termination of the holder's service.

      Upon the exercise of any Option granted pursuant to this Section 14, payment of the full purchase price shall be made in cash or by check payable to the order of the Corporation, by delivery to the Corporation of Shares which shall be valued at their Fair Market Value on the date of exercise of the Option; by delivery, concurrently with such exercise and in accordance with applicable law and regulations, of irrevocable instructions to a broker promptly to deliver to the Corporation a specified dollar amount of the proceeds or a sale of a loan secured by Purchaser Shares issuable on exercise of an option; or by a combination of the methods of payment previously described, or by such other method of payment as the Committee in its sole discretion may permit.

      15. Adjustment Provision. If prior to the complete exercise of any Option there shall be declared and paid a stock dividend upon the Shares or if the Shares shall be split up, converted, exchanged, reclassified, or in any way substituted for, then the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or cash or other property subject to the terms of the Option to which he would have been entitled had he actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution, and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder.

      Any fractional shares or securities issuable upon the exercise of the Option as a result of such adjustment shall be payable in cash based upon the Fair Market Value of such shares or securities at the time of such exercise. If any such event should occur, the number of Shares with respect to which Options remain to be issued, or with respect to which Options may be reissued, shall be adjusted in a similar manner.

      Notwithstanding any other provision of the Plan, in the event of a recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or outstanding shares, the Committee may make such equitable adjustments to the number of Shares and the class of shares available hereunder or to any outstanding Options as it shall deem appropriate to prevent dilution or enlargement of rights.

      16. Issuance of Shares and Compliance with Securities Act. The Corporation may postpone the issuance and delivery of Shares pursuant to the grant or exercise of any Option until (a) the admission of such Shares to listing on any stock exchange on which Shares of the Corporation of the same class are then listed, and (b) the completion of such registration or other qualification of such Shares under any State or Federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. Any holder of an Option shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in the light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as from time to time amended (the "Securities Act"), to issue the Shares in compliance with the provisions of the Securities Act or any comparable act. The Corporation shall have the right, in its sole discretion, to legend any Shares which may be issued pursuant to the grant or exercise of any Option, or may issue stop transfer orders in respect thereof.

      17. Income Tax Withholding. If the Corporation, the Parent or a Subsidiary of the Corporation shall be required to withhold any amounts by reason of any Federal, State or local tax rules or regulations in respect of the issuance of Shares pursuant to the exercise of any Option, the Corporation, the Parent or such Subsidiary shall be entitled to deduct and withhold such amounts from any cash payments to be made to the holder of such Option or permit the holders of such Option to pay such holders' tax withholding obligation by delivery of other property deemed acceptable by the Committee, including but not limited to delivery of previously owned Shares or a reduction in the amount of Shares otherwise issuable pursuant to the Option. In any event, the holder shall make available to the Corporation, the Parent or such Subsidiary, promptly when requested by the Corporation, the Parent or such Subsidiary, sufficient funds or other property to meet the requirements of such withholding; and the Corporation, the Parent or such Subsidiary shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds or other property made available to the Corporation, the Parent or Subsidiary out of any funds or property due or to become due to the holder of such Option.

      18. Administration and Amendment of the Plan. Except as hereinafter provided, the Board of Directors or the Committee may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any Option not theretofore granted, and the Board of Directors or the Committee, with the consent of the affected holder of an Option, may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any outstanding Option. Notwithstanding the foregoing, any amendment by the Board of Directors or the Committee which would increase the number of Shares issuable under the Plan or to any individual or change the class of Eligible Persons shall be subject to the approval of the stockholders of the Corporation within one year of such amendment.

      Determinations of the Committee as to any question which may arise with respect to the interpretation of the provisions of the Plan and Options shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and Options effective or provide for their administration, and may take such other action with regard to the Plan and Options as it shall deem desirable to effectuate their purpose.

      The Plan is intended to comply with Rule l6b-3 under the Exchange Act. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

      19. No Right of Employment or Service. Nothing contained herein or in an Option shall be construed to confer on any employee, consultant or director any right to be continued in the employ or service of the Corporation, the Parent or any Subsidiary of the Corporation or derogate from any right of the Corporation, the Parent and any Subsidiary to retire, request the resignation of or discharge or otherwise cease its service arrangement with any employee, consultant or director (without or with pay), at any time, with or without cause.

      20. Final Issuance Date. No Option shall be granted under the Plan after June 24, 2006.

                                                                   FORM NO. 1
                                                        (RE-GRANT TO EMPLOYEE)


                   CENTRAL FINANCIAL ACCEPTANCE CORPORATION

                            1996 STOCK OPTION PLAN

                      NONQUALIFIED STOCK OPTION AGREEMENT


            This Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below by and between Central Financial Acceptance Corporation, a Delaware corporation (the "Company"), and the person named below ("Participant").

            WHEREAS, Participant is an employee or independent contractor of the Company or one or more of its Subsidiaries;

            WHEREAS, pursuant to the Company's 1996 Stock Option Plan (the "Plan") the Company granted to the Participant options to purchase shares of common stock, $.01 par value of the Company (the "Common Stock") in an amount and at an exercise price per share as set forth on Exhibit "A" hereto (the "Old Option");

            WHEREAS, pursuant to the Plan, the committee of the Board of Directors of the Company administering the Plan (the "Committee") has approved the grant to Participant of an option to purchase shares of the Common Stock in substitution for the Old Option on the terms and conditions set forth herein; and

            WHEREAS, all capitalized terms not otherwise defined herein shall have the meaning assigned to such term in the Plan.

            NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

            1. Cancellation of Old Option. Effective as of the Date of Grant indicated below, the Old Option shall be terminated and all rights and obligations of the Participant and Company under the Old Option shall be extinguished.

            2. Grant Of Option; Certain Terms and Conditions. The Company hereby grants to Participant, and Participant hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated below (the "Option Shares") at the Exercise Price per share indicated below, which option shall expire at 5:00 p.m., Los Angeles time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). On each anniversary of the Date of Grant, the option shall become exercisable to purchase, and shall vest with respect to, the number of Option Shares (rounded to the nearest whole

                                                                   FORM NO. 1
                                                        (RE-GRANT TO EMPLOYEE)


share) equal to the total number of Option Shares multiplied by the Annual Vesting Rate indicated below.

            Participant:      ______________________

            Date of Grant:                __________

            Number of shares purchasable: __________

            Exercise Price per share:     __________

            Expiration Date:              __________

            Annual Vesting Rate:          __________

The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

            3. Acceleration and Termination of Option.

            (a)   Termination of Employment.

                  (i) Retirement. If Participant's employment is terminated by reason of Participant's retirement on or after attaining the age of 65 years ("Retirement"), then (A) the portion of the Option that has not vested on or prior to the date of such termination of employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminated upon the earlier of the Expiration Date or 90 days after the date of such termination of employment (the "Termination Date of the Option").

                  (ii) Death or Permanent Disability. If Participant's employment is terminated by reason of the death or Disability (as hereinafter defined) of Participant, then (A) the portion of the Option that has not vested on or prior to the date of such termination of employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such termination of employment (the "Termination Date of the Option"). "Disability," shall mean the inability due to illness, accident, injury, physical or mental incapacity or other disability, of Participant to carry out effectively his or her duties and obligations to the Company or a Subsidiary and to participate effectively and actively in the management of the Company or a Subsidiary for a period of at least 90 consecutive days or for shorter periods aggregating at least 120 days (whether or not consecutive) during any twelve-month period, as determined in the reasonable judgment of the Committee. Any determination by the Board or Committee that Participant does or does not have a Disability shall be final and binding upon the Company and Participant.

                                                                   FORM NO. 1
                                                        (RE-GRANT TO EMPLOYEE)



                  (iii) Termination for Cause. If Participant's employment is terminated for Cause (as hereinafter defined) then the Option shall terminate immediately on the date of such termination of employment (the "Termination Date of the Option"). "Cause" shall mean (i) your theft or embezzlement, or attempted theft or embezzlement, or money or property of the Company or a Subsidiary, your perpetration or attempted perpetration of fraud, or your participation in a fraud or attempted fraud, on the Company or a Subsidiary or your unauthorized appropriation of, or your attempt to misappropriate, any tangible or intangible assets or property of the Company or a Subsidiary, (ii) any act or acts of disloyalty, dishonesty, misconduct, moral turpitude, or any other act or acts by you injurious to the interest, property, operations, business or reputation of the Company or a Subsidiary, (iii) your conviction of a crime the commission of which results in injury to the Company or a Subsidiary, or (iv) any material violation of any restriction on the disclosure or use of confidential information of the Company or a Subsidiary, or in competition with the Company or a Subsidiary, or any of their businesses then conducted or planned to be conducted, in each case as determined in the sole judgment of the Board or Committee.

                  (iv) Other Termination. If Participant's employment is terminated for any reason other than Retirement, death or Disability, or Cause, then (A) the portion of the Option that has not vested on or prior to the date of such termination of employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or 30 days after the date of such termination of employment (the "Termination Date of the Option").

            (b) Death Following Termination of Employment. Notwithstanding anything to the contrary contained in this Agreement, if Participant shall die at any time after the termination of his or her employment and prior to the Termination Date of the Option, then the vested portion, if any, of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

            (c) Change in Responsibilities. If Participant's duties, responsibilities or authorities as an employee or officer of the Company or a Subsidiary are materially reduced compared to the duties, responsibilities and authorities of the Participant at the Date of Grant, as a result of a change in position within the Company or a Subsidiary or otherwise, then, unless the Committee, in its sole discretion, shall otherwise determine, and provided that the Participant continues to be an employee of the Company or a Subsidiary after such reduction in duties, responsibilities or authorities, (A) the portion of the Option that has not vested on or prior to the date of such reduction in duties, responsibilities or authorities shall terminate on the date of such reduction and (B) the remaining vested portion of the Option shall be unaffected by such reduction and continue in effect, subject to this Agreement and the Plan.

            (d) Events Causing Acceleration of Option. Notwithstanding the foregoing, the Committee, in its sole discretion, may accelerate the exercisability of the Option at any time, upon the occurrence of such special circumstances or events that the Committee finds merits special consideration.

                                                                   FORM NO. 1
                                                        (RE-GRANT TO EMPLOYEE)


            (e) Other Events Causing Termination of Option. Notwithstanding anything to the contrary contained in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board and the stockholders of the Company:

                  (i) the dissolution or liquidation of the Company; or

                  (ii) a sale of substantially all of the property and assets of the Company, unless the terms of such sale shall provide otherwise.

            4. Adjustments. In the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless the terms of such transactions shall provide otherwise or such event shall cause the Option to terminate pursuant to
Section 3(e) hereof, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option and the Exercise Price per share specified herein; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

            5. Exercise. The Option shall be exercisable during Participant's lifetime only by Participant or by his or her guardian or legal representative, and after Participant's death only by the person or entity entitled to do so under Participant's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price, in whole or in part,

                  (a)   by cash or by check payable to the order of the Company;

                  (b) by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock; or

                                                                   FORM NO. 1
                                                        (RE-GRANT TO EMPLOYEE)


                  (c) by the delivery, concurrently with such exercise and in accordance with applicable law and regulations, of irrevocable instructions to a broker promptly to deliver to the Company a specified dollar amount of the proceeds of a sale of or a loan secured by the Purchased Shares issuable upon exercise of such option.

            6. Payment of Withholding Taxes. As a condition to the exercise of an Option, Participant shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise. The Participant shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Option Shares acquired by exercising an Option. The Committee may permit the Participant to satisfy all or part of his or her tax obligations related to the Option or Option Shares by having the Company withhold a portion of any Option Shares that otherwise would be issued to him or her or by surrendering any shares of Common Stock that previously were acquired by him or her. Such shares of Common Stock or Option Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning shares of Common Stock to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose.

            7. Notices. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 5480 East Ferguson Drive, Commerce, California 90022, Attention: Chief Financial Officer, or to Participant at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as they may designate by written notice in the manner aforesaid.

            8. Stock Exchange Requirements; Applicable Laws. Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company. Notwithstanding any other provision of this Agreement to the contrary, Participant will not offer, sell or otherwise dispose of any Option Shares in any manner which would: (i) require the Company to file any registration statement with the Securities and Exchange Commission (or any similar filing under state law) or to amend or supplement any such filing or (ii) violate or cause the Company to violate the Securities Act, the rules and regulation promulgated thereunder or any other state of federal law. You further understand that the certificates

                                                                   FORM NO. 1
                                                        (RE-GRANT TO EMPLOYEE)


for any Option Shares you purchase will bear such legends as the Company deems necessary or desirable in connection with the Securities Act or other rules, regulations or laws.

            9. Nontransferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

            10. Plan. The Option is granted pursuant to the Plan, as in effect on the Date of Grant, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive Participant, without his or her consent, of the Option or of any of Participant's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Participant. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Participant or any other person or entity then entitled to exercise the Option.

            11. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

            12. Employment or Contract Rights. No provision of this Agreement or of the Option granted hereunder shall (i) confer upon Participant any right to continue in the employ of or contract with the Company or any of its subsidiaries, (ii) affect the right of the Company and each of its Subsidiaries to terminate the employment or contract of Participant, with or without cause, or (iii) confer upon Participant any right to participate in any employee welfare or benefit plan or other program of the Company or any of its Subsidiaries other than the Plan. PARTICIPANT HEREBY ACKNOWLEDGES AND AGREES THAT THE COMPANY AND EACH OF ITS SUBSIDIARIES MAY TERMINATE THE EMPLOYMENT OR CONTRACT OF PARTICIPANT AT ANY TIME AND FOR ANY REASON, OR FOR NO REASON, UNLESS PARTICIPANT AND THE COMPANY OR SUCH SUBSIDIARY ARE PARTIES TO A WRITTEN EMPLOYMENT OR INDEPENDENT CONTRACTOR AGREEMENT THAT EXPRESSLY PROVIDES OTHERWISE.

                                                                   FORM NO. 1
                                                        (RE-GRANT TO EMPLOYEE)

            13. Governing Law. This Agreement and the Option granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of California without reference to choice or conflict of law principles.

            IN WITNESS WHEREOF, the Company and Participant have duly executed this Agreement as of the Date of Grant.

                                    CENTRAL FINANCIAL ACCEPTANCE
                                    CORPORATION


                                    By
                                      ------------------------------------------
                                      Authorized Representative


                              PARTICIPANT


                                      ------------------------------------------
                                      Signature


                                      ------------------------------------------
                                      Printed Name

                                      ------------------------------------------
                                      Street Address

                                      ------------------------------------------
                                      City, State and Zip Code

                                      ------------------------------------------
                                      Social Security Number

                                                                    FORM NO. 2
                                                       (NON-EMPLOYEE DIRECTOR)


                    CENTRAL FINANCIAL ACCEPTANCE CORPORATION

                             1996 STOCK OPTION PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT


            This Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below by and between Central Financial Acceptance Corporation, a Delaware corporation (the "Company"), and the person named below ("Participant").

            WHEREAS, Participant is a non-employee director of the Company or one or more of its Subsidiaries;

            WHEREAS, pursuant to Section 14 of the Company's 1996 Stock Option Plan (the "Plan"), the committee of the Board of Directors of the Company administering the Plan (the "Committee") has approved the grant to Participant of an option to purchase shares of the common stock, $.01 par value of the Company (the "Common Stock"), on the terms and conditions set forth herein; and

            WHEREAS, all capitalized terms not otherwise defined herein shall have the meaning assigned to such term in the Plan.

            NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

            1. Grant Of Option; Certain Terms and Conditions. The Company hereby grants to Participant, and Participant hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated below (the "Option Shares") at the Exercise Price per share indicated below, which option shall expire at 5:00 p.m., Los Angeles time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). On the Date of Grant and on each anniversary of the Date of Grant, the option shall become exercisable to purchase, and shall vest with respect to, the number of the Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares multiplied by the Annual Vesting Rate indicated below, until fully vested.

            Participant:      ______________________

            Date of Grant:                __________

            Number of shares purchasable: __________

                                                                    FORM NO. 2
                                                       (NON-EMPLOYEE DIRECTOR)



            Exercise Price per share:     __________

            Expiration Date:              __________

            Annual Vesting Rate:                  20%

The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

            2. Acceleration and Termination of Option.

            (a)   Termination of Service.

                  (i) Retirement. If Participant's service as a director of the Company ("Service") is terminated by reason of Participant's retirement from the Board of Directors on or after attaining the age of 65 years ("Retirement"), then (A) the portion of the Option that has not vested on or prior to the date of such termination of Service shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or 90 days after the date of such termination of Service (the "Termination Date of the Option").

                  (ii) Death or Permanent Disability. If Participant's Service is terminated by reason of the death or Disability (as hereinafter defined) of Participant, then (A) the portion of the Option that has not vested on or prior to the date of such termination of Service shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such termination of Service (the "Termination Date of the Option"). "Disability" shall mean the inability, due to illness, accident, injury, physical or mental incapacity or other disability, of Participant to carry out effectively his or her duties and obligations to the Company or a Subsidiary and to participate effectively and actively as a director of the Company or a Subsidiary for a period of at least 90 consecutive days or for shorter periods aggregating at least 120 days (whether or not consecutive) during any twelve month period, as determined in the reasonable judgment of the Committee. Any determination by the Board of Directors (the "Board") or, Committee that Participant does or does not have a Disability shall be final and binding upon the Company and Participant.

                  (iii) Termination for Cause. If Participant's Service is terminated for Cause (as hereinafter defined), then (A) the portion of the Option that has not vested on or prior to the date of such termination of Service and (B) the remaining vested portion of the Option shall terminate immediately on the date of such termination of Service (the "Termination Date of the Option"). "Cause" shall mean (i) your theft or embezzlement, or attempted theft or embezzlement, or money or property of the Company or a subsidiary, your perpetration or attempted perpetration of fraud, or your participation in a fraud or attempted fraud, on the Company or a subsidiary or your unauthorized appropriation of, or your attempt to misappropriate, any tangible or intangible assets or property of

                                                                    FORM NO. 2
                                                       (NON-EMPLOYEE DIRECTOR)


the Company, the Parent or a Subsidiary, (ii) any act or acts of disloyalty, dishonesty, misconduct, moral turpitude, or any other act or acts by you injurious to the interest, property, operations, business or reputation of the Company or a Subsidiary, (iii) your conviction of a crime the commission of which results in injury to the Company or a Subsidiary, or (iv) any material violation of any restriction on the disclosure or use of confidential information of the Company or a Subsidiary, or in competition with the Company or a Subsidiary, or any of their businesses then conducted or planned to be conducted, in each case as determined in the sole judgment of the Board or Committee.

                  (iv) Other Termination. If Participant's Service is terminated for any reason other than Retirement, death or Disability, or Cause, then (A) the portion of the Option that has not vested on or prior to the date of such termination of Service shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or 30 days after the date of such termination of Service (the "Termination Date of the Option").

            (b) Death Following Termination of Service. Notwithstanding anything to the contrary contained in this Agreement, if Participant shall die at any time after the termination of his or her Service and prior to the Termination Date of the Option, then the vested portion, if any, of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

            (c) Events Causing Acceleration of Option. Notwithstanding the foregoing, the Committee, in its sole discretion, may accelerate the exercisability of the Option at any time upon the occurrence of such special circumstances or events that the Committee find merits special consideration.

            (d) Other Events Causing Termination of Option. Notwithstanding anything to the contrary contained in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board and the stockholders of the Company:

                  (i) the dissolution or liquidation of the Company; or

                  (ii) a sale of substantially all of the property and assets of the Company, unless the terms of such sale shall provide otherwise.

            3. Adjustments. In the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless the terms of such transactions shall provide otherwise

                                                                    FORM NO. 2
                                                       (NON-EMPLOYEE DIRECTOR)


or such event shall cause the Option to terminate pursuant to Section 2(d) hereof, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option and the Exercise Price per share specified herein; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

            4. Exercise. The Option shall be exercisable during Participant's lifetime only by Participant or by his or her guardian or legal representative, and after Participant's death only by the person or entity entitled to do so under Participant's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price, in whole or in part,

                  (a)   by cash or by check payable to the order of the Company;

                  (b) by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock; or

                  (c) by the delivery, concurrently with such exercise and in accordance with applicable law and regulations, of irrevocable instructions to a broker promptly to deliver to the Company a specified dollar amount of the proceeds of a sale of or a loan secured by the Purchased Shares issuable upon exercise of such option.

            5. Payment of Withholding Taxes. As a condition to the exercise of an Option, Participant shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise. The Participant shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Option Shares acquired by exercising an Option. The Committee may permit the Participant to satisfy all or part of his or her tax obligations related to the Option or Option Shares by having the Company withhold a portion of any Option Shares that otherwise would be issued to him or her or by surrendering any shares of Common Stock that previously were acquired by him or her. Such shares of Common Stock or Option Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning shares of Common Stock to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose.

                                                                    FORM NO. 2
                                                       (NON-EMPLOYEE DIRECTOR)



            6. Notices. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 5480 East Ferguson Drive, Commerce, California 90022, Attention: Chief Financial Officer, or to Participant at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as they may designate by written notice in the manner aforesaid.

            7. Stock Exchange Requirements; Applicable Laws. Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company. Notwithstanding any other provision of this Agreement to the contrary, Participant will not offer, sell or otherwise dispose of any Option Shares in any manner which would: (i) require the Company to file any registration statement with the Securities and Exchange Commission (or any similar filing under state law) or to amend or supplement any such filing or (ii) violate or cause the Company to violate the Securities Act of 1933, as amended (the "Securities Act"), the rules and regulation promulgated thereunder or any other state of federal law. You further understand that the certificates for any Option Shares you purchase will bear such legends as the Company deems necessary or desirable in connection with the Securities Act or other rules, regulations or laws.

            8. Nontransferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

            9. Plan. The Option is granted pursuant to the Plan, as in effect on the Date of Grant, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive Participant, without his or her consent, of the Option or of any of Participant's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Participant. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Participant or any other person or entity then entitled to exercise the Option.

            10. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have

                                                                    FORM NO. 2
                                                       (NON-EMPLOYEE DIRECTOR)


been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

            11. Directorship, Employment or Contract Rights. No provision of this Agreement or of the Option granted hereunder shall (i) confer upon Participant any right to continue as a director of the Company or a Subsidiary or in the employ of, or contract with, the Company or any of its subsidiaries,
(ii) affect the right of the Company and each of its Subsidiaries to terminate the directorship, employment or contract of the Participant, or (iii) confer upon Participant any right to participate in any welfare or benefit plan or other program of the Company or any of its Subsidiaries, other than the Plan.

            12. Governing Law. This Agreement and the Option granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of California without reference to choice or conflict of law principles.

            IN WITNESS WHEREOF, the Company and Participant have duly executed this Agreement as of the Date of Grant.

                                     CENTRAL FINANCIAL ACCEPTANCE
                                     CORPORATION



                                     By
                                       ----------------------------------------
                                         Authorized Representative

                                                                    FORM NO. 2
                                                       (NON-EMPLOYEE DIRECTOR)

                                    PARTICIPANT



                                    ------------------------------
                                    Signature


                                    ------------------------------
                                    Printed Name

                                    ------------------------------
                                    Street Address

                                    ------------------------------
                                    City, State and Zip Code

                                    ------------------------------
                                    Social Security Number

                                                                    FORM NO. 2
                                           (EMPLOYEE / INDEPENDENT CONTRACTOR)


                   CENTRAL FINANCIAL ACCEPTANCE CORPORATION

                            1996 STOCK OPTION PLAN

                      NONQUALIFIED STOCK OPTION AGREEMENT


            This Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below by and between Central Financial Acceptance Corporation, a Delaware corporation (the "Company"), and the person named below ("Participant").

            WHEREAS, Participant is an employee or independent contractor of the Company or one or more of its Subsidiaries;

            WHEREAS, pursuant to the Company's 1996 Stock Option Plan (the "Plan"), the committee of the Board of Directors of the Company administering the Plan (the "Committee") has approved the grant to Participant of an option to purchase shares of the common stock, $.01 par value of the Company (the "Common Stock"), on the terms and conditions set forth herein; and

            WHEREAS, all capitalized terms not otherwise defined herein shall have the meaning assigned such term in the Plan.

            NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

            1. Grant Of Option; Certain Terms and Conditions. The Company hereby grants to Participant, and Participant hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated below (the "Option Shares") at the Exercise Price per share indicated below, which option shall expire at 5:00 p.m., Los Angeles time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). On each anniversary of the Date of Grant, the option shall become exercisable to purchase, and shall vest with respect to, the number of the Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares multiplied by the Annual Vesting Rate indicated below.

            Participant:      ______________________

            Date of Grant:                __________

            Number of shares purchasable: __________

            Exercise Price per share:     __________

                                                                    FORM NO. 2
                                           (EMPLOYEE / INDEPENDENT CONTRACTOR)



            Expiration Date:        __________

            Annual Vesting Rate:    __________

The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

            2. Acceleration and Termination of Option.

            (a)   Termination of Employment.

                  (i) Retirement. If Participant's employment is terminated by reason of Participant's retirement on or after attaining the age of 65 years ("Retirement"), then (A) the portion of the Option that has not vested on or prior to the date of such termination of employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or 90 days after the date of such termination of employment (the "Termination Date of the Option").

                  (ii) Death or Permanent Disability. If Participant's employment is terminated by reason of the death or Disability (as hereinafter defined) of Participant, then (A) the portion of the Option that has not vested on or prior to the date of such termination of employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such termination of employment (the "Termination Date of the Option"). "Disability" shall mean the inability, due to illness, accident, injury, physical or mental incapacity or other disability, of Participant to carry out effectively his or her duties and obligations to the Company or a Subsidiary and to participate effectively and actively in the management of the Company or a Subsidiary for a period of at least 90 consecutive days or for shorter periods aggregating at least 120 days (whether or not consecutive) during any twelve month period, as determined in the reasonable judgment of the Committee. Any determination by the Board or Committee that Participant does or does not have a Disability shall be final and binding upon the Company and Participant.

                  (iii) Termination for Cause. If Participant's employment is terminated for Cause (as hereinafter defined) then (A) the portion of the Option that has not vested on or prior to the date of such termination of employment and (B) the remaining vested portion of the Option shall terminate immediately on the date of such termination of employment (the "Termination Date of the Option"). "Cause" shall mean (i) your theft or embezzlement, or attempted theft or embezzlement, or money or property of the Company or a subsidiary, your perpetration or attempted perpetration of fraud, or your participation in a fraud or attempted fraud, on the Company or a subsidiary or your unauthorized appropriation of, or your attempt to misappropriate, any tangible or intangible assets or property of the Company or a subsidiary, (ii) any act or acts of disloyalty, dishonesty, misconduct, moral turpitude, or any other act or acts by you injurious to the interest, property, operations,

                                                                    FORM NO. 2
                                           (EMPLOYEE / INDEPENDENT CONTRACTOR)


business or reputation of the Company or a Subsidiary, (iii) your conviction of a crime the commission of which results in injury to the Company or a Subsidiary, or (iv) any material violation of any restriction on the disclosure or use of confidential information of the Company or a Subsidiary, or in competition with the Company or a Subsidiary, or any of their businesses then conducted or planned to be conducted, in each case as determined in the sole judgment of the Board or Committee.

                  (iv) Other Termination. If Participant's employment is terminated for any reason other than Retirement, death or Disability, or Cause, then (A) the portion of the Option that has not vested on or prior to the date of such termination of employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or 30 days after the date of such termination of employment (the "Termination Date of the Option").

            (b) Death Following Termination of Employment. Notwithstanding anything to the contrary contained in this Agreement, if Participant shall die at any time after the termination of his or her employment and prior to the Termination Date of the Option, then the vested portion, if any, of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

            (c) Change in Responsibilities. If Participant's duties, responsibilities or authorities as an employee or officer of the Company or a Subsidiary are materially reduced compared to the duties, responsibilities and authorities of the Participant at the Date of Grant, as a result of a change in position within the Company or a Subsidiary or otherwise, then, unless the Committee, in its sole discretion, shall otherwise determine, and provided that the Participant continues to be an employee of the Company or a Subsidiary after such reduction in duties, responsibilities or authorities, (A) the portion of the Option that has not vested on or prior to the date of such reduction in duties, responsibilities or authorities shall terminate on the date of such reduction and (B) the remaining vested portion of the Option shall be unaffected by such reduction and continue in effect, subject to this Agreement and the Plan.

            (d) Events Causing Acceleration of Option. Notwithstanding the foregoing, the Committee, in its sole discretion, may accelerate the exercisability of the Option at any time, upon the occurrence of such special circumstances or events that the Committee finds merits special consideration.

            (e) Other Events Causing Termination of Option. Notwithstanding anything to the contrary contained in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board and the stockholders of the Company:

                      (i)  the dissolution or liquidation of the Company; or

                                                                    FORM NO. 2
                                           (EMPLOYEE / INDEPENDENT CONTRACTOR)




                     (ii) a sale of substantially all of the property and assets of the Company, unless the terms of such sale shall provide otherwise.

            3. Adjustments. In the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless the terms of such transactions shall provide otherwise or such event shall cause the Option to terminate pursuant to
Section 2(e) hereof, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option and the Exercise Price per share specified herein; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

            4. Exercise. The Option shall be exercisable during Participant's lifetime only by Participant or by his or her guardian or legal representative, and after Participant's death only by the person or entity entitled to do so under Participant's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price in whole or in part.

                  (a)   by cash or by check payable to the order of the Company;

                  (b) by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock; or

                  (c) by the delivery, concurrently with such exercise and in accordance with applicable law and regulations, of irrevocable instructions to a broker promptly to deliver to the Company a specified dollar amount of the proceeds of a sale of or a loan secured by the Purchased Shares issuable upon exercise of such option.

            5. Payment of Withholding Taxes. As a condition to the exercise of an Option, Participant shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise.

                                                                    FORM NO. 2
                                           (EMPLOYEE / INDEPENDENT CONTRACTOR)


The Participant shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Option Shares acquired by exercising an Option. The Committee may permit the Participant to satisfy all or part of his or her tax obligations related to the Option or Option Shares by having the Company withhold a portion of any Option Shares that otherwise would be issued to him or her or by surrendering any shares of Common Stock that previously were acquired by him or her. Such shares of Common Stock or Option Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning shares of Common Stock to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose.

            6. Notices. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 5480 East Ferguson Drive, Commerce, California 90022, Attention: Chief Financial Officer, or to Participant at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as they may designate by written notice in the manner aforesaid.

            7. Stock Exchange Requirements; Applicable Laws. Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company. Notwithstanding any other provision of this Agreement to the contrary, Participant will not offer, sell or otherwise dispose of any Option Shares in any manner which would: (i) require the Company to file any registration statement with the Securities and Exchange Commission (or any similar filing under state law) or to amend or supplement any such filing or (ii) violate or cause the Company to violate the Securities Act of 1933, as amended (the "Securities Act"), the rules and regulation promulgated thereunder or any other state of federal law. You further understand that the certificates for any Option Shares you purchase will bear such legends as the Company deems necessary or desirable in connection with the Securities Act or other rules, regulations or laws.

            8. Nontransferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

                                                                    FORM NO. 2
                                           (EMPLOYEE / INDEPENDENT CONTRACTOR)



            9. Plan. The Option is granted pursuant to the Plan, as in effect on the Date of Grant, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive Participant, without his or her consent, of the Option or of any of Participant's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Participant. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Participant or any other person or entity then entitled to exercise the Option.

            10. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

            11. Employment or Contract Rights. No provision of this Agreement or of the Option granted hereunder shall (i) confer upon Participant any right to continue in the employ of or contract with the Company or any of its Subsidiaries, (ii) affect the right of the Company and each of its Subsidiaries to terminate the employment or contract of Participant, with or without cause, or (iii) confer upon Participant any right to participate in any employee welfare or benefit plan or other program of the Company or any of its Subsidiaries other than the Plan. PARTICIPANT HEREBY ACKNOWLEDGES AND AGREES THAT THE COMPANY AND EACH OF ITS SUBSIDIARIES MAY TERMINATE THE EMPLOYMENT OR CONTRACT OF PARTICIPANT AT ANY TIME AND FOR ANY REASON, OR FOR NO REASON, UNLESS PARTICIPANT AND THE COMPANY OR SUCH SUBSIDIARY ARE PARTIES TO A WRITTEN EMPLOYMENT OR INDEPENDENT CONTRACTOR AGREEMENT THAT EXPRESSLY PROVIDES OTHERWISE.

            12. Governing Law. This Agreement and the Option granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of California without reference to choice or conflict of law principles.

            IN WITNESS WHEREOF, the Company and Participant have duly executed this Agreement as of the Date of Grant.

                                    CENTRAL FINANCIAL ACCEPTANCE
                                    CORPORATION



                                     By
                                       -----------------------------------------
                                       Authorized Representative

                                                                    FORM NO. 2
                                           (EMPLOYEE / INDEPENDENT CONTRACTOR)

                                    PARTICIPANT



                                    ------------------------------
                                    Signature


                                    ------------------------------
                                    Printed Name

                                    ------------------------------
                                    Street Address

                                    ------------------------------
                                    City, State and Zip Code

                                    ------------------------------
                                    Social Security Number

                                                                    FORM NO. 3
                                           (EMPLOYEE / INDEPENDENT CONTRACTOR)


                   CENTRAL FINANCIAL ACCEPTANCE CORPORATION

                            1996 STOCK OPTION PLAN

                       INCENTIVE STOCK OPTION AGREEMENT


            This Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below by and between Central Financial Acceptance Corporation, a Delaware corporation (the "Company"), and the person named below ("Participant").

            WHEREAS, Participant is an employee or independent contractor of the Company or one or more of its Subsidiaries;

            WHEREAS, pursuant to the Company's 1996 Stock Option Plan (the "Plan"), the committee of the Board of Directors of the Company administering the Plan (the "Committee") has approved the grant to Participant of an option to purchase shares of the common stock, $.01 par value of the Company (the "Common Stock"), on the terms and conditions set forth herein; and

            WHEREAS, all capitalized terms not otherwise defined herein shall have the meaning assigned such term in the Plan.

            NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

            1. Grant Of Option; Certain Terms and Conditions. The Company hereby grants to Participant, and Participant hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated below (the "Option Shares") at the Exercise Price per share indicated below, which option shall expire at 5:00 p.m., Los Angeles time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). On each anniversary of the Date of Grant, the option shall become exercisable to purchase, and shall vest with respect to, the number of the Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares multiplied by the Annual Vesting Rate indicated below.

            Participant:      ______________________

            Date of Grant:                __________

            Number of shares purchasable: __________

            Exercise Price per share:     __________

                                                                    FORM NO. 3
                                           (EMPLOYEE / INDEPENDENT CONTRACTOR)



            Expiration Date:              __________

            Annual Vesting Rate:          __________

The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

            2. Acceleration and Termination of Option.

            (a)   Termination of Employment.

                  (i) Retirement. If Participant's employment is terminated by reason of Participant's retirement on or after attaining the age of 65 years ("Retirement"), then (A) the portion of the Option that has not vested on or prior to the date of such termination of employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or 90 days after the date of such termination of employment (the "Termination Date of the Option").

                  (ii) Death or Permanent Disability. If Participant's employment is terminated by reason of the death or Disability (as hereinafter defined) of Participant, then (A) the portion of the Option that has not vested on or prior to the date of such termination of employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such termination of employment (the "Termination Date of the Option"). "Disability" shall mean the inability, due to illness, accident, injury, physical or mental incapacity or other disability, of Participant to carry out effectively his or her duties and obligations to the Company or a Subsidiary and to participate effectively and actively in the management of the Company or a Subsidiary for a period of at least 90 consecutive days or for shorter periods aggregating at least 120 days (whether or not consecutive) during any twelve month period, as determined in the reasonable judgment of the Committee. Any determination by the Board or Committee that Participant does or does not have a Disability shall be final and binding upon the Company and Participant.

                  (iii) Termination for Cause. If Participant's employment is terminated for Cause (as hereinafter defined) then (A) the portion of the Option that has not vested on or prior to the date of such termination of employment and (B) the remaining vested portion of the Option shall terminate immediately on the date of such termination of employment (the "Termination Date of the Option"). "Cause" shall mean (i) your theft or embezzlement, or attempted theft or embezzlement, or money or property of the Company or a subsidiary, your perpetration or attempted perpetration of fraud, or your participation in a fraud or attempted fraud, on the Company or a subsidiary or your unauthorized appropriation of, or your attempt to misappropriate, any tangible or intangible assets or property of the Company or a subsidiary, (ii) any act or acts of disloyalty, dishonesty, misconduct, moral turpitude, or any other act or acts by you injurious to the interest, property, operations,

                                                                    FORM NO. 3
                                           (EMPLOYEE / INDEPENDENT CONTRACTOR)


business or reputation of the Company or a Subsidiary, (iii) your conviction of a crime the commission of which results in injury to the Company or a Subsidiary, or (iv) any material violation of any restriction on the disclosure or use of confidential information of the Company or a Subsidiary, or in competition with the Company or a Subsidiary, or any of their businesses then conducted or planned to be conducted, in each case as determined in the sole judgment of the Board or Committee.

                  (iv) Other Termination. If Participant's employment is terminated for any reason other than Retirement, death or Disability, or Cause, then (A) the portion of the Option that has not vested on or prior to the date of such termination of employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or 30 days after the date of such termination of employment (the "Termination Date of the Option").

            (b) Death Following Termination of Employment. Notwithstanding anything to the contrary contained in this Agreement, if Participant shall die at any time after the termination of his or her employment and prior to the Termination Date of the Option, then the vested portion, if any, of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

            (c) Change in Responsibilities. If Participant's duties, responsibilities or authorities as an employee or officer of the Company or a Subsidiary are materially reduced compared to the duties, responsibilities and authorities of the Participant at the Date of Grant, as a result of a change in position within the Company or a Subsidiary or otherwise, then, unless the Committee, in its sole discretion, shall otherwise determine, and provided that the Participant continues to be an employee of the Company or a Subsidiary after such reduction in duties, responsibilities or authorities, (A) the portion of the Option that has not vested on or prior to the date of such reduction in duties, responsibilities or authorities shall terminate on the date of such reduction and (B) the remaining vested portion of the Option shall be unaffected by such reduction and continue in effect, subject to this Agreement and the Plan.

            (d) Events Causing Acceleration of Option. Notwithstanding the foregoing, the Committee, in its sole discretion, may accelerate the exercisability of the Option at any time, upon the occurrence of such special circumstances or events that the Committee finds merits special consideration.

            (e) Other Events Causing Termination of Option. Notwithstanding anything to the contrary contained in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board and the stockholders of the Company:

                      (i)  the dissolution or liquidation of the Company; or

                                                                    FORM NO. 3
                                           (EMPLOYEE / INDEPENDENT CONTRACTOR)



                     (ii) a sale of substantially all of the property and assets of the Company, unless the terms of such sale shall provide otherwise.

            3. Adjustments. In the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless the terms of such transactions shall provide otherwise or such event shall cause the Option to terminate pursuant to
Section 2(e) hereof, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option and the Exercise Price per share specified herein; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

            4. Exercise. The Option shall be exercisable during Participant's lifetime only by Participant or by his or her guardian or legal representative, and after Participant's death only by the person or entity entitled to do so under Participant's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price in whole or in part.

                  (a)   by cash or by check payable to the order of the Company;

                  (b) by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock; or

                  (c) by the delivery, concurrently with such exercise and in accordance with applicable law and regulations, of irrevocable instructions to a broker promptly to deliver to the Company a specified dollar amount of the proceeds of a sale of or a loan secured by the Purchased Shares issuable upon exercise of such option.

            5. Payment of Withholding Taxes. As a condition to the exercise of an Option, Participant shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise.

                                                                    FORM NO. 3
                                           (EMPLOYEE / INDEPENDENT CONTRACTOR)


The Participant shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Option Shares acquired by exercising an Option. The Committee may permit the Participant to satisfy all or part of his or her tax obligations related to the Option or Option Shares by having the Company withhold a portion of any Option Shares that otherwise would be issued to him or her or by surrendering any shares of Common Stock that previously were acquired by him or her. Such shares of Common Stock or Option Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning shares of Common Stock to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose.

            6. Notices. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 5480 East Ferguson Drive, Commerce, California 90022, Attention: Chief Financial Officer, or to Participant at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as they may designate by written notice in the manner aforesaid.

            7. Stock Exchange Requirements; Applicable Laws. Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company. Notwithstanding any other provision of this Agreement to the contrary, Participant will not offer, sell or otherwise dispose of any Option Shares in any manner which would: (i) require the Company to file any registration statement with the Securities and Exchange Commission (or any similar filing under state law) or to amend or supplement any such filing or (ii) violate or cause the Company to violate the Securities Act of 1933, as amended (the "Securities Act"), the rules and regulation promulgated thereunder or any other state of federal law. You further understand that the certificates for any Option Shares you purchase will bear such legends as the Company deems necessary or desirable in connection with the Securities Act or other rules, regulations or laws.

            8. Nontransferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

                                                                    FORM NO. 3
                                           (EMPLOYEE / INDEPENDENT CONTRACTOR)



            9. Plan. The Option is granted pursuant to the Plan, as in effect on the Date of Grant, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive Participant, without his or her consent, of the Option or of any of Participant's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Participant. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Participant or any other person or entity then entitled to exercise the Option.

            10. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

            11. Employment or Contract Rights. No provision of this Agreement or of the Option granted hereunder shall (i) confer upon Participant any right to continue in the employ of or contract with the Company or any of its Subsidiaries, (ii) affect the right of the Company and each of its Subsidiaries to terminate the employment or contract of Participant, with or without cause, or (iii) confer upon Participant any right to participate in any employee welfare or benefit plan or other program of the Company or any of its Subsidiaries other than the Plan. PARTICIPANT HEREBY ACKNOWLEDGES AND AGREES THAT THE COMPANY AND EACH OF ITS SUBSIDIARIES MAY TERMINATE THE EMPLOYMENT OR CONTRACT OF PARTICIPANT AT ANY TIME AND FOR ANY REASON, OR FOR NO REASON, UNLESS PARTICIPANT AND THE COMPANY OR SUCH SUBSIDIARY ARE PARTIES TO A WRITTEN EMPLOYMENT OR INDEPENDENT CONTRACTOR AGREEMENT THAT EXPRESSLY PROVIDES OTHERWISE.

            12. Governing Law. This Agreement and the Option granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of California without reference to choice or conflict of law principles.

            IN WITNESS WHEREOF, the Company and Participant have duly executed this Agreement as of the Date of Grant.

                                    CENTRAL FINANCIAL ACCEPTANCE
                                    CORPORATION



                                    By
                                       ----------------------------------------
                                       Authorized Representative

                                                                    FORM NO. 3
                                           (EMPLOYEE / INDEPENDENT CONTRACTOR)



                                    PARTICIPANT



                                    ------------------------------
                                    Signature


                                    ------------------------------
                                    Printed Name

                                    ------------------------------
                                    Street Address

                                    ------------------------------
                                    City, State and Zip Code

                                    ------------------------------
                                    Social Security Number